                      Structural and Collateral Term Sheet

                    GMAC Commercial Mortgage Securities Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1998-C2

                                 $2,307,553,000

                              Offered Certificates


                                    [Graphic]


                   % of Mortgage Pool by Cut-off Date Balance

LEHMAN BROTHERS                                      DEUTSCHE BANK SECURITIES



                                                                      Page 1/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                -------------------------------------------------
                    GMAC Commercial Mortgage Securities Inc.
                       Mortgage Pass-Through Certificates
                                 Series 1998-C2


                                                          % C/E        % of Deal
        ---------------------------------- ------------
                    Class A-1                             27.50%        18.50%

        ------------------------------------
                     Class A-2                Class X     27.50%         54.0%

        -------------------------------------
                      Class B                             22.50%         5.00%

        -------------------------------------
                      Class C                             18.00%         4.50%

        -------------------------------------
                      Class D                             11.50%         6.50%

        -------------------------------------
                      Class E                             10.00%         1.50%

        -------------------------------------
                      Class F                             6.50%          3.50%
        -------------------------------------
                     Class G                              4.75%          1.75%
        ----------------------------------
                     Class H                              4.00%          0.75%
        ----------------------------------
                     Class J                              3.25%          0.75%
        ----------------------------------
                     Class K                              2.50%          0.75%
        ----------------------------------
                     Class L                              1.50%          1.0%
        ----------------------------------
                     Class M                              0.75%          0.75%
        ----------------------------------
                     Class N                                             0.75%
        ----------------------------------

--------------------------------------------------------------------------------



--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------

                Original                                                               Avg         Principal          Legal
 Class            Face                Rating(1)         Description     Coupon      Life (2)      Window (2)         Status
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
  A-1          475,000,000           AAA/Aaa/AAA           Fixed        6.157%        5.62       9/98 - 10/07        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
  A-2         1,383,862,000          AAA/Aaa/AAA           Fixed        6.420%        9.79       10/07 - 8/08        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   X        2,563,948,705 (3)        AAAr/Aaa/AAA         WAC IO        0.786%        9.84 (4)        N/A            Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   B           128,198,000            AA/Aa2/AA            Fixed        6.586%        9.97        8/08 - 8/08        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   C           115,377,000              A/A2/A             Fixed        6.650%        9.97        8/08 - 8/08        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   D           166,657,000           BBB/Baa2/BBB          Fixed        6.650%        10.56       8/08 - 6/10        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   E           38,459,000           BBB-/Baa3/BBB-         Fixed        6.650%        12.44      6/10 - 12/11        Public
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   F           89,738,000             BB+/--/BB+           Fixed        6.650%        14.54      12/11 - 7/13     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   G           44,870,000                 BB               Fixed        6.150%        15.03       7/13 - 5/14     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   H           19,229,000                BB-               Fixed        6.150%        16.40       5/14 - 9/15     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   J           19,230,000                 B+               Fixed        6.150%        17.60      9/15 - 11/16     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   K           19,229,000                 B                Fixed        6.150%        18.71      11/16 - 11/17    Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   L           25,640,000                 B-               Fixed        6.150%        19.61      11/17 - 7/18     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   M           19,229,000                CCC               Fixed        6.150%        20.95      7/18 - 12/20     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
   N           19,230,705                 NR               Fixed        6.150%        23.67      12/20 - 8/23     Private, 144A
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
 Total        2,563,948,705
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------
--------- ---------------------- --------------------- -------------- ------------ ------------ ---------------- ----------------


    (1)  Anticipated rating Standard & Poor's, Moody's and Fitch.

    (2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date. Expressed in years.

    (3) Represents notional amount on Class X.

    (4) Represents average life of notional amount on Class X.


                                                                      Page 2/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

Certain Offering Points

- Newly Originated Collateral. The collateral consists of Mortgage Loans with a principal balance (as of the Due Date for each Mortgage Loan occurring in August 1998) of approximately $2.56 billion. The Mortgage Loans were originated by an affiliate of Lehman Brothers, or its approved conduit originators (51.5%, by balance) and GMAC Commercial Mortgage (45.7%, by balance). 15 loans (2.8%) were purchased by either Lehman Brothers or GMAC Commercial Mortgage.

- Call Protection. 100% of the Mortgage Loans contain call protection provisions. As of the Cut Off Date, 92.4% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; iii) percentage penalty and/or iv) an open period generally 3 to 6 months. The weighted average lockout and defeasance period for all loans is 9.8 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD").


-         Weighted average lock-out and treasury defeasance of 9.8 years.

-         No loan delinquent 30 days or more as of the Cut-off Date.

-         $6,248,188 average loan balance as of the Cut-off Date.

- 1.65x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

-         66.0% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

- Public Company Sponsorship. 16.2% of the Mortgage Loans have borrowers the principal of which is a public company.

- Property Type Diversification. 29.9% Multifamily*, 25.4% Retail (79.6% Anchored and 20.4% Unanchored),11.2% Office, 9.3% Hotel, 6.2% Health Care, 5.3% Office/Industrial, 4.6% Credit Tenant Lease ("CTL"), 4.0% Industrial, 1.9% Self Storage, 1.8% Mixed Use, and 0.3% Other. *Includes Manufactured Housing.

- Geographic Distribution. California (16.8%), New Jersey (6.6%), Florida (5.3%), Texas (5.1%), Connecticut (4.3%),Pennsylvania (4.3%), New York (4.2%); all other states less than 4% each.

- Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

-         Cash Flows will be Modeled on BLOOMBERG.


- (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance"); weighted averages are weighted using cut-off date principal balance; loans with properties in multiple states have been allocated to certain states based upon allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts)


                                                                      Page 3/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------


                       Priority and Timing of Cash Flows *

                                    [Graphic]


        Assuming 0% CPR, no losses. Otherwise based on Table Assumptions.

Rating Agencies:      Standard & Poor's, Moody's and Fitch.

Trustee:              LaSalle National Bank.

Master Servicer:      GMAC Commercial Mortgage Corporation.

Special Servicer:     GMAC Commercial Mortgage Corporation.

Closing Date:         On or about August 27, 1998.

Cut-off Date:         August 1, 1998 (or for loans with due dates other than the first the applicable due date in August 1998)

ERISA: Classes A-1, A-2 and X are expected to be eligible for Lehman's individual prohibited transaction exemption with respect to ERISA subject to certain conditions for eligibility.

SMMEA: Classes A-1, A-2, B and X are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 15th of each month or, if such date is not a business day, then the following business day, commencing September 15, 1998.

The Class X:          The  Class  X is  comprised  of  multiple  components, one relating to each class of Sequential Pay Certificates.

Optional Call:        1% Clean-up Call.


                                                                      Page 4/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

MORTGAGE LOANS:     The  collateral  consists of an  approximately $2.56 billion pool of 408 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 44 different states and the District of Columbia. The mortgage loans were originated by an affiliate of Lehman Brothers, or its approved conduit originators, and GMAC Commercial Mortgage
                    Corporation. 15 loans or 2.8% were purchased by either GMAC
                    Commercial Mortgage Corporation or by Lehman Brothers. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.089% and a weighted average maturity
                    ("WAM") of 135 months (assuming that the ARD loans mature on their ARD date). See the Collateral Overview tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT: Credit  enhancement  for each class of Certificates  will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:      Principal and interest payments will generally be made to
                    Certificateholders in the following order:
                    1)  Interest to the Senior Classes: Class  A-1, Class
                        A-2 and Class X, pro rata,
                    2)  Principal to Class A-1 until such Class is retired,*
                    3)  Principal to Class A-2 until such Class is retired,*
                    5)  Interest to Class B, then Principal to Class B until
                        such Class is retired,
                    6)  Interest to Class C, then Principal to Class C until
                        such Class is retired,
                    7)  Interest to Class D, then Principal to Class D until
                        such Class is retired,
                    7)  Interest to Class E, then Principal to Class E until
                        such Class is retired,
                    8)  Interest and Principal to the Private Classes,
                        sequentially.
                    *   Pro rata if Classes B through N are retired.

REALIZED LOSSES:    Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes N, M, L, K, J, H, G,
                    F, E, D, C and B, in that order, and then pro-rata to Classes A-1 and A-2).

APPRAISAL REDUCTIONS:With respect to certain specially  serviced Mortgage Loans as to which an appraisal is required (including any Mortgage Loan that becomes 90 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the amount of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for twelve months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:


                                                 Minimum                  Increments
                Classes                        Denomination               Thereafter                 Delivery
---------------------------------------- ------------------------- ------------------------- --------------------------

       A-1, A-2, B, C, D, and E                  $25,000                      $1                        DTC
---------------------------------------- ------------------------- ------------------------- --------------------------
                   X                            $1,000,000                    $1                        DTC


                                                                      Page 5/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

PREPAYMENT PREMIUMS*


----------------------------------------------------------------------------------------------------------------------------------
   Prepayment       8/98      8/99     8/00      8/01      8/02     8/03      8/04      8/05     8/06      8/07      8/08     8/09
     Premium
-----------------------------------------------------------------------------------------------------------------------------------
 Lock-out / Def.    92.4%    92.2%     92.2%     91.7%    89.9%     88.6%   88.3%      88.3%     88.4%   87.6%      62.3%     82.1%
-----------------------------------------------------------------------------------------------------------------------------------
       YM            6.2%     6.4%      6.3%      6.7%     8.3%      9.4%    9.5%       9.6%      9.4%    8.5%      14.0%     17.8%
-----------------------------------------------------------------------------------------------------------------------------------
    Sub Total       98.6%    98.6%     98.5%     98.4%    98.3%     97.9%   97.7%      97.9%     97.8%   96.1%      76.4%     99.8%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       5%                                         0.1%     0.1%      0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       4%                                                  0.1%      0.1%    0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       3%                                                            0.1%    0.3%       0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       2%                                                                               0.1%      0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       1%            1.4%     1.4%      1.5%      1.5%     1.5%      1.6%    1.6%       1.7%      1.9%    2.0%
-----------------------------------------------------------------------------------------------------------------------------------
      Open                                                                  0.2%                  0.1%    1.9%       23.6%     0.2%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      Total        100.0%    100.0%   100.0%    100.0%    100.0%   100.0%   100.0%     100.0%   100.0%   100.0%     100.0%   100.0%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown utilizing cut-off date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):



------------------------------------------------------------
Open Period at End*    Number of Loans          % of Balance
------------------------------------------------------------
None                         33                   28.53
------------------------------------------------------------
3  Months                   189                   28.00
------------------------------------------------------------
4  Months                     6                    0.96
------------------------------------------------------------
------------------------------------------------------------
6  Months                   157                   34.31
------------------------------------------------------------
------------------------------------------------------------
7  Months                     3                    0.84
------------------------------------------------------------
------------------------------------------------------------
9  Months                    16                    6.12
------------------------------------------------------------
------------------------------------------------------------
> or equal to 12 Months       4                    1.25
------------------------------------------------------------

  * Weighted average open period at end of loan is 4 months.

ALLOCATION OF PREPAYMENT PREMIUMS:

          All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through G, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class X. The Discount Rate Fraction for Classes A through G is defined as:
             (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)




                                                                     Page 6/15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW,
THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION
CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT.
INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER
OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN
AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

          The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.
          General Yield Maintenance Example:
          ----------------------------------
          Assuming the structure presented on pages 3 and 4 of this memo, that Class A-1 is the only class entitled to principal and the following assumptions:
          Mortgage Loan Characteristics of loan being prepaid*:
                         Balance               $10,000,000
                         Coupon                7.25%
                         Maturity              10 yrs (August 1, 2008)
          Treasury Rate (monthly)              5.50%
          Certificate Characteristics
                    Class A-1 Coupon           6.50%

          Discount Rate Fraction Example:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Class A-1 Certificates   Class IO Certificates
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation                                                     (6.50% - 5.50%) /
(Class A-1 Coupon - Reinvestment Yield) /                                              (7.25% - 5.50%) =         (100% - 57.14%) =
(Gross Mortgage Rate - Reinvestment Yield) =                                            1.00% / 1.75% =
% of Premium allocated to Classes (Discount Rate Fraction)                                  57.14%                   42.86%
-----------------------------------------------------------------------------------------------------------------------------------


CREDIT TENANT LEASE LOANS:

          Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

          The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

               (i)  the Tenant is obligated to continue making payments;

               (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

              (iii) the Trustee on behalf of the Certificateholders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

     Approximately 4.6% of the Mortgage Loans are Credit Tenant Lease Loans.



                                                                     Page 7/15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW,
THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION
CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT.
INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER
OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN
AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

CREDIT TENANT LEASE LOANS


      --------------------------------------------------------------------------------------------------------------------
                                             #           Cut-off Date               Property                 Credit
                   Tenant / Guarantor      Loans         Balance ($)                  Type                   Rating
      --------------------------------------------------------------------------------------------------------------------
            Circuit City                     10            53,152,874           Retail/Off. Warehouse    Private Rating
      --------------------------------------------------------------------------------------------------------------------
            Walgreen Company                  7            22,925,827                  Retail                Aa3/A+
      --------------------------------------------------------------------------------------------------------------------
            Eckerd Corporation1               5            12,353,217                  Retail                 A2/A
      --------------------------------------------------------------------------------------------------------------------
            Wal-Mart                          1            10,445,688                  Retail                Aa2/AA
      --------------------------------------------------------------------------------------------------------------------
            K-Mart                            1             9,220,000                  Retail                Ba2/BB
      --------------------------------------------------------------------------------------------------------------------
            Hannaford                         1             5,700,000                  Retail            Private Rating
      --------------------------------------------------------------------------------------------------------------------
            Rite Aid Corporation              1             1,477,894                  Retail              Baa1/BBB+
      --------------------------------------------------------------------------------------------------------------------
            Bridgestone Corporation           1             1,382,541                  Retail          A2/Private Rating
      --------------------------------------------------------------------------------------------------------------------
            IHOP Corporation                  1             1,297,187                  Retail            Private Rating
      --------------------------------------------------------------------------------------------------------------------
            Southland Corporation             1             1,232,901                  Retail               Ba3/BB+
      --------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------

Unless otherwise indicated, such ratings were the highest rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively. See "Description of the Mortgage Pool--Credit Lease Loans" in the Prospectus Supplement.

(1) Based upon the rating of Eckerd's parent, J.C. Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.

--------------------------------------------------------------------------------

AFFILIATED BORROWER CONCENTRATIONS:


          ------------------------------------------------------------ ------------------------ ----------------------------
                                 Sponsor Name                              Number of Loans         % by Cut-off Balance
          ------------------------------------------------------------ ------------------------ ----------------------------
          Public Employees Retirement System of Ohio                              1                            7.79
          ------------------------------------------------------------ ------------------------ ----------------------------
          Arden Realty, Inc.                                                      1                            5.31
          ------------------------------------------------------------ ------------------------ ----------------------------
          Boykin Lodging Company                                                  1                            5.07
          ------------------------------------------------------------ ------------------------ ----------------------------
          UNIPROP Inc.                                                           14                            4.14
          ------------------------------------------------------------ ------------------------ ----------------------------
          The Macerich Company                                                    1                            2.50
          ------------------------------------------------------------ ------------------------ ----------------------------
          Grove Property Trust                                                    1                            2.46
          ------------------------------------------------------------ ------------------------ ----------------------------

         *No other borrower concentration equals or exceeds 2.25%.

RESERVES:
         The below table relates only to "conduit" loans and excludes all CTL loans as well as the Large Loans.


          ------------------------------------ ------------------------------------------ -----------------------------------
                                               % of Conduit Loans w/Annual Escrows                Annual Deposit ($)
          ------------------------------------ ------------------------------------------ -----------------------------------
          Replacement Reserves                               71.9                                       7.3 MM
          ------------------------------------ ------------------------------------------ -----------------------------------
          TI & LC (Retail)                                   64.2                                       2.4 MM
          ------------------------------------ ------------------------------------------ -----------------------------------
          TI & LC (Office)                                   75.3                                       2.8 MM
          ------------------------------------ ------------------------------------------ -----------------------------------
          TI & LC (Industrial/W'hse)                         64.9                                       0.5 MM
          ------------------------------------ ------------------------------------------ -----------------------------------

         *In addition, ten loans reserve periodically for lease specific events.

Lockboxes:

         The below table relates to all Mortgage Loans.



         ---------------------------- ---------------------------------------------------------------------------------------
          Hard                        18.0% of all loans, by balance , have hard lockboxes
          --------------------------- ---------------------------------------------------------------------------------------
          Springing                   40.1% of all loans, by balance, have springing lockboxes
          --------------------------- ---------------------------------------------------------------------------------------



                                                                  Page 8/15
----------------------------------------------------------------------------
----------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW,
THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION
CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT.
INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER
OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN
AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

Large Loans:  There are 5 loans with a cut-off date principal  balance in excess of $60mm. The following table provides a summary of such 5 largest loans (the "Large Loans").

Large Loan Mortgage Loan Summary:


----------------- ---------------------- ---------- ------------- ------- ----------- ------------------------------- ------ -----
    Mortgage             Property           # of    Cut-off Date            Original                 Amort
      Loan                 Type          Properties  Balance ($)    Coupon    Term                   Term              DSCR    LTV
----------------- ---------------------- ---------- ------------- ------- ----------- ------------------------------- ------ -----

     OPERS               Retail              12      199,846,047    6.590% 120 Months            30 yr. Sched.          2.31x 48.6%
----------------- ---------------------- ---------- ------------- ------- ----------- --------------------------------  ----- -----
     Arden1        Office/R&D Industrial     22      136,100,000    6.740% 120 Months  4.750 yrs. IO then 25 yr. Sched. 2.19x 51.4%
----------------- ---------------------- ---------- ------------- ------- ----------- --------------------------------  ----- -----
     Boykin2              Hotel              10      130,000,000    6.900% 120 Months  1.917 yrs. IO then 25 yr. Sched. 2.30x 47.0%
----------------- ---------------------- ---------- ------------- ------- ----------- --------------------------------  ----- -----
   South Towne        Regional Mall           1      64,000,000     6.610% 120 Months            Interest Only          2.05x 61.1%
----------------- ---------------------- ---------- ------------- ------- ----------- --------------------------------  ----- -----
      Grove            Multifamily           17      63,000,000     6.590% 120 Months            Interest Only          2.11x 62.4%
----------------- ---------------------- ---------- ------------- ------- ----------- -------------------------------- ------ -----
----------------- ---------------------- ---------- ------------- ------- ----------- -------------------------------- ------ -----
     Total /               N/A               62      592,946,047    6.695%    N/A                     N/A               2.23x 51.7%
Weighted Average
----------------- ---------------------- ---------- ------------- ------- ----------- -------------------------------- ------ -----
----------------- ---------------------- ---------- ------------- ------- ----------- -------------------------------- ------ -----

(1) DSCR shown is based upon the required debt service payments during the loan's IO period.

(2) DSCR shown is based upon the required debt service payments during the loan's amortization period.


OPERS:


------------------------------- ----------------------------------------------------------------------------------
Cut-Off Date Balance:           $199,846,047
------------------------------- ----------------------------------------------------------------------------------
Coupon/Term:                    6.59%/10 years
------------------------------- ----------------------------------------------------------------------------------
Sponsor:                        Public Employees Retirement System of Ohio
------------------------------- ----------------------------------------------------------------------------------
Properties:                     12 factory  outlet  centers  totaling  2.9 million  square feet ($276 psf average sales)
------------------------------- ----------------------------------------------------------------------------------
Locations:                      AL, CT, DE, IL, NH, OR, SC and UT
------------------------------- ----------------------------------------------------------------------------------
Appraised Value:                $411,390,000
------------------------------- ----------------------------------------------------------------------------------
LTV:                            48.6%
------------------------------- ----------------------------------------------------------------------------------
DSCR:                           2.31x
------------------------------- ----------------------------------------------------------------------------------
Lockbox:                        Hard
------------------------------- ----------------------------------------------------------------------------------
Reserves:                       Springing  DSCR  reserve in the event DSCR drops  below  2.00x.  Monthly  tax and insurance escrow.
------------------------------- ----------------------------------------------------------------------------------


Arden Realty, Inc.:


            ----------------------- ------------------------------------------------------------------------------
            Cut-Off Date Balance:   $136,100,000
            ----------------------- ------------------------------------------------------------------------------
            Coupon/Term:            6.74%/9.83 years
            ----------------------- ------------------------------------------------------------------------------
            Sponsor:                Arden Realty Company
            ----------------------- ------------------------------------------------------------------------------
            Property:               22 suburban office (71.1% by SF) and R&D/Industrial (28.9% by SF) bldgs.
            ----------------------- ------------------------------------------------------------------------------
            Size:                   2,252,678 total square feet
            ----------------------- ------------------------------------------------------------------------------
            Location:               Los Angeles and San Diego metropolitan areas
            ----------------------- ------------------------------------------------------------------------------
            Value:                  $264.6 million based upon a 8.94% cap rate on Lehman underwritten NOI
            ----------------------- ------------------------------------------------------------------------------
            LTV:                    51.4%
            ----------------------- ------------------------------------------------------------------------------
            DSCR:                   2.19x
            ----------------------- ------------------------------------------------------------------------------
            Lockbox:                Springing if DSCR falls below 1.50x.
            ----------------------- ------------------------------------------------------------------------------
            Reserves:               Ongoing Tax and Insurance/Tenant Improvement and Leasing Commission
            ----------------------- ------------------------------------------------------------------------------



                                                                     Page 9/15
------------------------------------------------------------------------------
------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW,
THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION
CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT.
INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER
OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN
AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

---------------------------------------------------------------------

Boykin Lodging Company:


            ------------------------------- -------------------------------------------------------------------------------
            Cut-Off Date Balance:           $130,000,000
            ------------------------------- -------------------------------------------------------------------------------
            Coupon/Term:                    6.90%/10 years
            ------------------------------- -------------------------------------------------------------------------------
            Sponsor:                        Boykin Lodging Company
            ------------------------------- -------------------------------------------------------------------------------
            Properties:                     Ten Doubletree hotels
            ------------------------------- -------------------------------------------------------------------------------
            Size:                           3,062 rooms
            ------------------------------- -------------------------------------------------------------------------------
            Location:                       OR, WA, CA, NE, CO and ID
            ------------------------------- -------------------------------------------------------------------------------
            Appraised Value:                $276,600,000
            ------------------------------- -------------------------------------------------------------------------------
            LTV:                            47.0%
            ------------------------------- -------------------------------------------------------------------------------
            DSCR:                           2.30x
            ------------------------------- -------------------------------------------------------------------------------
            Lockbox:                        Hard
            ------------------------------- -------------------------------------------------------------------------------
            FF&E Reserve                    FF&E equal to 4% of each property's total gross revenues, funded monthly
            ------------------------------- -------------------------------------------------------------------------------
            Reserves:                       Tax and Insurance  reserve  funded  monthly.  $2,800,000  funded at closing to cover 125% of the estimated  costs of certain capital  expenditures.  Borrower has covenanted that it will expend a
                                            minimum of $10,000,000 on capital
                                            improvements prior to June 30, 2000.
            ------------------------------- -------------------------------------------------------------------------------


South Towne Center and Marketplace:


           -------------------------------- -------------------------------------------------------------------------------
           Cut-Off Date Balance:            $64,000,000
           -------------------------------- -------------------------------------------------------------------------------
           Coupon/Term:                     6.61%/10 years
           -------------------------------- -------------------------------------------------------------------------------
           Sponsor:                         The Macerich Company
           -------------------------------- -------------------------------------------------------------------------------
           Anchors:                         Dillard's, ZCMI, J.C. Penney and Mervyn's
           -------------------------------- -------------------------------------------------------------------------------
           Property:                        Two-level, 940,943 sf regional mall and adjacent power center
           -------------------------------- -------------------------------------------------------------------------------
           Location:                        Sandy, Utah (Salt Lake City suburb)
           -------------------------------- -------------------------------------------------------------------------------
           Value:                           104.7 million based on a 8.75% cap rate on Lehman underwritten NOI
           -------------------------------- -------------------------------------------------------------------------------
           LTV:                             61.1%
           -------------------------------- -------------------------------------------------------------------------------
           DSCR:                            2.05x
           -------------------------------- -------------------------------------------------------------------------------
           Lockbox:                         Springing if DSCR falls below 1.50x.
           -------------------------------- -------------------------------------------------------------------------------


Grove Property Trust:


          --------------------------------- ------------------------------------------------------------------------------
          Cut-Off Date Balance:             $63,000,000
          --------------------------------- ------------------------------------------------------------------------------
          Coupon/Term:                      6.59%/10 years
          --------------------------------- ------------------------------------------------------------------------------
          Sponsor:                          Grove Property Trust
          --------------------------------- ------------------------------------------------------------------------------
          Properties:                       17 multifamily properties, containing 1,950 units
          --------------------------------- ------------------------------------------------------------------------------
          Location:                         Various, throughout southern New England
          --------------------------------- ------------------------------------------------------------------------------
          Appraised Value:                  $100.9 million
          --------------------------------- ------------------------------------------------------------------------------
          LTV:                              62.4%
          --------------------------------- ------------------------------------------------------------------------------
          DSCR:                             2.11x
          --------------------------------- ------------------------------------------------------------------------------
          Lockbox                           Springing if DSCR falls below 1.20x.
          --------------------------------- ------------------------------------------------------------------------------
          Reserves:                         Tax reserve funded monthly
          --------------------------------- ------------------------------------------------------------------------------



                                                                   Page 10/15
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW,
THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION
CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT.
INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER
OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN
AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:

          Mortgage Loans representing 32.9% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

          Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:


                                    Name of Report                                    Description (information provided)
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   1      Remittance Report                        principal and interest distributions, principal balances
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   2      Mortgage Loan Status Report              portfolio stratifications
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   3      Comparative Financial Status Report      revenue, NOI, DSCR to the extent available
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   4      Delinquent Loan Status Report            listing of delinquent mortgage loans
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   5      Historical Loan Modification Report      information on modified mortgage loans
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   6      Historical Loss Estimate Report          liquidation proceeds, expenses, and realized losses
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   7      REO Status Report                        NOI and value of REO
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   8      Watch List                               listing of loans in jeopardy of becoming Specially Serviced
                   ------ ---------------------------------------- -----------------------------------------------------------------
                   9      Loan Payoff Statement Request Report     listing of loans where borrower has requested a pay-off statement


ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:
                    A majority of Certificateholders of the Controlling Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class will, subject to certain limitations, be entitled to replace the Special Servicer.


                                                                     Page 11/15
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SPECIAL SERVICER   The Pooling and Servicing Agreement will generally permit the
FLEXIBILITY:       Special Servicer to modify, waive or amend FLEXIBILITY: any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                    (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                    (ii) affect the obligation of the related borrower to pay a
                         Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                    (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                    (iv) in the judgment of the Special Servicer, materially
                         impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.


 SPECIAL SERVICER/ GMAC Commercial Mortgage Corporation. As of June 30, 1998, MASTER SERVICER: GMAC Commercial Mortgage Corporation had a total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $46.0 billion.


                                                                     Page 12/15

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    GENERAL CHARACTERISTICS                     PROPERTY TYPES


------------------------------ -------------------         ------------------------- ---------------------
                                                                   Property           % of Initial Pool
       Characteristics                                              Types                  Balance
------------------------------ -------------------        ------------------------- ----------------------
    Initial Pool Balance         $2,563,948,705                  Multifamily*                29.89
------------------------------ -------------------         ------------------------- ---------------------
         # of Loans                   408                           Retail                   25.42
------------------------------ -------------------         ------------------------- ---------------------
          Gross WAC                  7.089%                         Office                   11.22
------------------------------ -------------------         ------------------------- ---------------------
        Original WAM               137 Months                       Hotel                     9.30
------------------------------ -------------------        ------------------------- ----------------------
        Remaining WAM              135 Months                    Health Care                  6.17
------------------------------ -------------------         ------------------------- ---------------------
      Avg. Loan Balance            $6,284,188                 Office/Industrial               5.31
------------------------------ -------------------         ------------------------- ---------------------
          WA DSCR*                   1.65x                           CTL                      4.65
------------------------------ -------------------         ------------------------- ---------------------
 WA Cut-off Date LTV Ratio*          66.0%                   Industrial/Warehouse             4.04
------------------------------ -------------------         ------------------------- ---------------------
    Balloon or ARD Loans              357                        Self Storage                 1.95
------------------------------ -------------------         ------------------------- ---------------------
*Excluding CTL loans                                              Mixed Use                   1.81
                                                           ------------------------- ---------------------
                                                                    Other                     0.25
                                                           ------------------------- ---------------------
                                                           * Includes Manufactured Housing


                                                  DEAL SUMMARY BY PROPERTY TYPE


----------------------------------------------------------------------------------------------------------------------------------
                                Aggregate                       Average     Gross     Rem.     WA                  WA
                     # of     Cut-off Date        % of       Cut-off Dat     WAC      WAM      LTV      WA        Occup.    Balloon
 Property Type       Loans      Balance ($)        Pool       Balance ($)    (%)     (mos)     Ratio   DSCR (x)   Rate(%)     %
----------------------------------------------------------------------------------------------------------------------------------
Multifamily          132      766,245,890        29.89       5,804,893      6.90     136    69.93       1.55      95.66   92.42
----------------------------------------------------------------------------------------------------------------------------------
  Conventional       105      629,912,704        24.57       5,999,169      6.98     139    70.72       1.51      95.28   90.78
----------------------------------------------------------------------------------------------------------------------------------
  Mobile Home Park    27      136,333,185         5.32       5,049,377      6.56     124    66.31       1.72      97.33  100.00
----------------------------------------------------------------------------------------------------------------------------------
Retail                98      651,740,342        25.42       6,650,412      7.01     124    63.97       1.74      96.78   96.17
----------------------------------------------------------------------------------------------------------------------------------
  Anchored            48      518,939,214        20.24      10,811,234      6.93     125    62.09       1.82      97.06   95.87
----------------------------------------------------------------------------------------------------------------------------------
  Unanchored          50      132,801,129         5.18       2,656,023      7.33     122    71.32       1.43      95.67   97.33
----------------------------------------------------------------------------------------------------------------------------------
Office                67      287,606,735        11.22       4,292,638      7.28     121    69.07       1.44      95.43   98.20
----------------------------------------------------------------------------------------------------------------------------------
Hotel                 17      238,428,476         9.30      14,025,204      7.15     126    54.49       1.99        N/A  100.00
----------------------------------------------------------------------------------------------------------------------------------
  Full Service         5      185,967,458         7.25      37,193,492      6.99     123    49.92       2.12        N/A  100.00
----------------------------------------------------------------------------------------------------------------------------------
  Limited Service     12       52,461,018         2.05       4,371,751      7.71     138    70.69       1.52        N/A  100.00
----------------------------------------------------------------------------------------------------------------------------------
Health Care           17      158,193,508         6.17       9,305,500      7.51     127    75.12       1.58      92.16   96.44
----------------------------------------------------------------------------------------------------------------------------------
  Nurs. Home, Skilled 11      116,028,176         4.53      10,548,016      7.63     131    77.00       1.57      90.95   95.15
 ---------------------------------------------------------------------------------------------------------------------------------
  Assisted Living      5       37,870,233         1.48       7,574,047      7.13     119    70.85       1.61      94.98  100.00
----------------------------------------------------------------------------------------------------------------------------------
  Congregate Care      1        4,295,098         0.17       4,295,098      7.50     119    62.25       1.43     100.00  100.00
----------------------------------------------------------------------------------------------------------------------------------
Office/Industrial      1      136,100,000         5.31      36,100,000      6.74     117    51.44       2.19      97.30  100.00
----------------------------------------------------------------------------------------------------------------------------------
CTL                   29      119,188,129         4.65       4,109,935      7.43     228       N/A       N/A     100.00   35.26
----------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse      21      103,599,883         4.04       4,933,328      7.44     174    69.30       1.31      97.74   64.27
----------------------------------------------------------------------------------------------------------------------------------
Self Storage          23       49,941,304         1.95       2,171,361      7.40     144    69.38       1.46      88.60   77.88

----------------------------------------------------------------------------------------------------------------------------------
Mixed Use              1       46,463,602         1.81      46,463,602      7.33     119    71.37       1.35      86.00  100.00

----------------------------------------------------------------------------------------------------------------------------------
Other                  2        6,440,836         0.25       3,220,418      7.70     147    48.13       1.40     100.00    0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total/Avg/Min/Max    408    2,563,948,705       100.00       6,284,188      7.09     135    65.97(1)    1.65(1)   95.79(2)  91.20
Wtd.Avg:
----------------------------------------------------------------------------------------------------------------------------------


(1) Excludes credit tenant lease properties but includes Section 42 multifamily properties.

(2)  Excluding Hotels.


                                                                     Page 13/15

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


                 LOAN SIZE DISTRIBUTION                           GROSS RATE DISTRIBUTION


------------------------------ ---------- ----------------   ----------------- ----------------
                                 # of       % of Initial        Gross Rate     % of Initial
       Balance Ranges ($)        Loans      Pool Balance           (%)         Pool Balance
------------------------------ ---------- ----------------   ----------------- ----------------
      440,000   -  2,000,000     107            5.93          6.251 - 6.500         5.56
------------------------------ ---------- ----------------   ----------------- ----------------
    2,000,000.01 - 4,000,000     155           17.27          6.501 - 6.750        22.04
------------------------------ ---------- ----------------   ----------------- ----------------
    4,000,000.01 - 6,000,000      69           13.19          6.751 - 7.000        16.71
------------------------------ ---------- ----------------   ----------------- ----------------
    6,000,000.01 - 8,000,000      24            6.55          7.001 - 7.250        18.59
------------------------------ ---------- ----------------   ----------------- ----------------
    8,000,000.01 - 10,000,000      8            2.72          7.251 - 7.500        25.37
------------------------------ ---------- ----------------   ----------------- ----------------
   10,000,000.01 - 12,000,000      7            2.93          7.501 - 8.000        10.08
------------------------------ ---------- ----------------   ----------------- ----------------
   12,000,000.01 - 14,000,000      7            3.58          8.001 - 8.500         0.88
------------------------------ ---------- ----------------   ----------------- ----------------
   14,000,000.01 - 16,000,000      6            3.47          8.501 - 8.750         0.30
------------------------------ ---------- ----------------   ----------------- ---------------
   16,000,000.01 - 20,000,000      5            3.56          8.751 - 9.000         0.23
------------------------------ ---------- ----------------   ----------------- ----------------
   20,000,000.01 - 24,000,000      5            4.17          9.001 - 9.250         0.12
------------------------------ ---------- ----------------   ----------------- ----------------
   24,000,000.01 - 28,000,000      3            2.99          9.501 - 9.750         0.11
------------------------------ ---------- ----------------
   28,000,000.01 - 38,000,000      3            3.70
------------------------------ ---------- ----------------
   38,000,000.01 - 46,000,000      3            5.02          Minimum Rate:       6.280%
------------------------------ ---------- ----------------
   46,000,000.01 - 64,000,000      3            6.77          Maximum Rate:       9.750%
------------------------------ ---------- ----------------
  128,000,000.01 - 130,000,000     1            5.07               WAC:           7.089%
------------------------------ ---------- ----------------
  136,000,000.01 - 138,000,000     1            5.31
------------------------------ ---------- ----------------
  198,000,000.01 - 200,000,000     1            7.79


        Minimum Cut-off Date Balance:                    $440,000
        Maximum Cut-off Date Balance:                $199,846,047
        Average Cut-off Date Balance:                  $6,284,188


             REMAINING TERMS TO MATURITY(1)                           REMAINING AMORTIZATION TERM(1)


------------------------------------ -----------------       -------------------------- ---------------------
                                       % of Initial                                         % of Initial
              Months                   Pool Balance                   Months                Pool Balance
------------------------------------ -----------------       -------------------------- ---------------------
              32 - 48                 0.22                             0 - 108           6.38
------------------------------------ -----------------       -------------------------- ---------------------
              49 - 60                 0.34                           109 - 168           0.38
------------------------------------ -----------------       -------------------------- ---------------------
              73 - 84                 3.30                           169 - 192           1.18
------------------------------------ -----------------       -------------------------- ---------------------
             97 - 108                 1.05                           193 - 228           0.15
------------------------------------ -----------------       -------------------------- ---------------------
            109 - 120                72.88                           229 - 240           3.58
------------------------------------ -----------------       -------------------------- ---------------------
            121 - 144                 5.97                           241 - 252           2.22
------------------------------------ -----------------       -------------------------- ---------------------
            145 - 168                 0.24                           253 - 288           1.25
------------------------------------ -----------------       -------------------------- ---------------------
            169 - 192                 6.35                           289 - 324          32.97
------------------------------------ -----------------       -------------------------- ---------------------
            205 - 228                 0.39                           337 - 361          51.90
------------------------------------ -----------------       -------------------------- ---------------------
            229 - 240                 3.69
------------------------------------ -----------------
            241 - 276                 2.05
------------------------------------ -----------------
             289 - 300               3.53
------------------------------------ -----------------


         Minimum Remaining           32 mos.                    Minimum Remaining           119 mos.
         Term to Maturity:                                      Amortization Term:2
         Maximum Remaining           300 mos.                   Maximum Remaining           361 mos.
         Term to Maturity:                                      Amortization Term:
         Weighted Average            135 mos.                   Weighted Average Rem.       326 mos.
                                                                Amortization Term:

    Remaining Term to Maturity:


(1)Assumes ARD Loans payoff on their Anticipated Repayment Date.

(2)Excludes interest only loans.


                                                                     Page 14/15

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


            DEBT SERVICE COVERAGE RATIOS*                        LOAN TO VALUE % (LTV)*


----------------------------- ------------------      ------------------------------- --------------------
        Cut-off Date            % of Initial                   Cut-Off Date              % of Initial
      DSCR Ranges (x)           Pool Balance                    LTV Ranges               Pool Balance
----------------------------- ------------------      ------------------------------- --------------------
LESS THAN
OR EQUAL TO    1.19            2.13                            15.01 - 20.00            0.02
----------------------------- ------------------      ------------------------------- --------------------
        1.20 - 1.24            4.23                            25.01 - 30.00            0.14
----------------------------- ------------------      ------------------------------- --------------------
        1.25 - 1.29           12.93                            30.01 - 35.00            0.10
----------------------------- ------------------      ------------------------------- --------------------
        1.30 - 1.34           10.89                            35.01 - 40.00            0.49
----------------------------- ------------------      ------------------------------- --------------------
        1.35 - 1.39            9.58                            40.01 - 45.00            0.19
----------------------------- ------------------      ------------------------------- --------------------
        1.40 - 1.44            6.89                            45.01 - 50.00           15.87
----------------------------- ------------------      ------------------------------- --------------------
        1.45 - 1.49            4.90                            50.01 - 55.00            9.02
----------------------------- ------------------      ------------------------------- --------------------
        1.50 - 1.54            5.06                            55.01 - 60.00            4.76
----------------------------- ------------------      ------------------------------- --------------------
        1.55 - 1.59            3.97                            60.01 - 65.00           11.10
----------------------------- ------------------      ------------------------------- --------------------
        1.60 - 1.64            1.97                            65.01 - 70.00           10.28
----------------------------- ------------------      ------------------------------- --------------------
        1.65 - 1.74            3.47                            70.01 - 75.00           24.39
----------------------------- ------------------      ------------------------------- --------------------
        1.75 - 1.84            3.60                            75.01 - 80.00           20.30
----------------------------- ------------------      ------------------------------- --------------------
        1.85 - 1.94            3.50                            80.01 - 85.00            1.89
----------------------------- ------------------      ------------------------------- --------------------
        1.95 - 2.04            0.21                            85.01 - 90.00            1.42
----------------------------- ------------------      ------------------------------- --------------------
                                                      ------------------------------- --------------------
             GREATER THAN
        2.05 OR EQUAL TO      26.60
----------------------------- ------------------
----------------------------- ------------------


                                                              Minimum LTV*:           15.29%
                                                              Maximum LTV*:           86.75%
       Minimum DSCR*:         1.06x                       Weighted Average LTV*:      65.97%
       Maximum DSCR*:         3.30x
  Weighted Average DSCR*:     1.65x

                              *EXCLUDES CTL LOANS.

                               STATE DISTRIBUTION


---------------------- -----------------------      ------------------------ -----------------------
                            % of Initial                                          % of Initial
        State               Pool Balance                     State                Pool Balance
---------------------- -----------------------      ------------------------ -----------------------
     California                16.79                       Illinois                2.45
---------------------- -----------------------      ------------------------ -----------------------
     New Jersey                 6.56                      Washington               2.37
---------------------- -----------------------      ------------------------ -----------------------
       Florida                  5.28                        Georgia                2.35
---------------------- -----------------------      ------------------------ -----------------------
        Texas                   5.08                       Delaware                2.28
---------------------- -----------------------      ------------------------ -----------------------
     Connecticut                4.33                     Massachusetts             2.09
---------------------- -----------------------      ------------------------ -----------------------
    Pennsylvania                4.27                       Colorado                2.04
---------------------- -----------------------      ------------------------ -----------------------
      New York                  4.24                        Alabama                2.02
---------------------- -----------------------      ------------------------ -----------------------
        Utah                    3.67                         Ohio                  1.93
---------------------- -----------------------      ------------------------ -----------------------
       Oregon                   3.66                        Arizona                1.83
---------------------- -----------------------      ------------------------ -----------------------
      Michigan                  3.54                       Maryland                1.56
---------------------- -----------------------      ------------------------ -----------------------
       Nevada                   3.42                         Iowa                  1.42
---------------------- -----------------------      ------------------------ -----------------------
      Virginia                  2.78                       Tennessee               1.36
---------------------- -----------------------      ------------------------ -----------------------
   South Carolina               2.53                        Other*                10.15
---------------------- -----------------------      ------------------------ -----------------------

                              No other state greater than 1.25%.


                       --------------------- -----------------------
                            Loan Type              % of Pool
                       --------------------- -----------------------
                             Balloon                 58.30
                       --------------------- -----------------------
                         Fully Amortizing             8.80
                       --------------------- -----------------------
                             ARD Loan                32.91
                       --------------------- -----------------------


                                                                     Page 15/15

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY
BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL
PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT
TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY
THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES.
THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED
AVERAGE LOAN AGE. LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD
ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 GMAC 98-C2 CLASS X, IO SENSITIVITY ANALYSIS


YIELD CHANGES UNDER VARIOUS PREPAYMENT SCENARIOS FOR DIFFERENT IO'S:
--------------------------------------------------------------------------------------------------------------------------
             SCENARIO                GMAC98-C2   FULBBA98-C2   GMAC98-C1  LLL97-LL1   MSC98-HF1   LBCMT98-C1   FULB97-C2
--------------------------------------------------------------------------------------------------------------------------
                      End of lockout    1.92%        1.50%       104.27%    (0.60%)      8.06%      (0.28%)       1.35%
--------------------------------------------------------------------------------------------------------------------------
                 End of lockout & YM   (0.39%)      (1.01%)      (0.76%)    (0.60%)     (1.36%)     (1.22%)      (1.52%)
--------------------------------------------------------------------------------------------------------------------------
              End of call protection   (0.30%)      (0.31%)      (0.62%)    (0.60%)     (0.51%)     (0.63%)      (0.70%)
--------------------------------------------------------------------------------------------------------------------------
               YM or penalties < =3%   (0.27%)      (0.73%)       0.53%     (0.60%)     (0.57%)     (0.99%)      (1.10%)
--------------------------------------------------------------------------------------------------------------------------
               YM or penalties < =2%   (0.28%)      (0.70%)       0.12%     (0.60%)     (0.41%)     (0.84%)      (0.99%)
--------------------------------------------------------------------------------------------------------------------------
               YM or penalties < =1%   (0.31%)      (0.65%)      (0.40%)    (0.60%)     (0.45%)     (0.75%)      (0.97%)
--------------------------------------------------------------------------------------------------------------------------
YM or penalties < =2%, rates+100 bps   (0.18%)      (0.53%)      (0.86%)    (0.60%)     (0.17%)     (0.80%)      (0.91%)
--------------------------------------------------------------------------------------------------------------------------
YM or penalties < =2%, rates+200 bps   (1.62%)      (3.20%)     (15.05%)    (0.60%)     (8.47%)     (2.20%)      (2.65%)
--------------------------------------------------------------------------------------------------------------------------
YM or penalties < =1%, rates+100 bps   (0.21%)      (0.54%)      (1.00%)    (0.60%)     (0.16%)     (0.65%)      (0.89%)
--------------------------------------------------------------------------------------------------------------------------
YM or penalties < =1%, rates+200 bps   (1.39%)      (3.03%)     (14.14%)    (0.60%)     (5.36%)     (1.76%)      (1.86%)
--------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE  $2,564 M     $3,408 M     $1,438 M    $1,426 M   $1,283 M     $1,728 M    $2,203 M
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

LOSSES ASSUME 0% CPR,12 MONTH LAG TO RECOVERY. DEFAULTS APPLIED BEGINNING 36 MONTHS AFTER CLOSING DATE. GMAC 98-C2 CLASS X, IO SENSITIVITY ANALYSIS

CPR SENSITIVITY OF IO CLASS:




                              [GRAPHIC OMITTED]





    TOTAL CASH FLOW OF IO RECEIVED OVER TIME AS % OF PV & PREPAYMENT PREMIUMS DUE IO AS % OF PV

              0% CPR             25% CPR                50% CPR               75% CPR               100% CPR
        ------------------- --------------------- ---------------------- -------------------- --------------------
         TOTAL  PPAY   AVG   TOTAL  PPAY   AVG      TOTAL    PPAY  AVG    TOTAL   PPAY   AVG   TOTAL  PPAY   AVG
          CF    PREM   LIFE   CF    PREM   LIFE      CF      PREM  LIFE    CF     PREM   LIFE   CF    PREM   LIFE
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
0% CDR   151%    0%    9.8   153%    17%    9.2      153%     21%   9.0    152%   23%    8.9   150%    24%   8.7
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
1% CDR   146%    0%    9.6   149%    16%    9.0      149%     21%   8.8    148%   22%    8.7   146%    24%   8.5
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
2% CDR   142%    0%    9.4   145%    16%    8.8      145%     20%   8.6    144%   22%    8.5   143%    24%   8.3
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
3% CDR   137%    0%    9.2   141%    16%    8.6      141%     20%   8.4    141%   22%    8.3   139%    24%   8.2
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
4% CDR   132%    0%    9.1   137%    16%    8.5      137%     20%   8.3    137%   22%    8.2   135%    24%   8.0
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
5% CDR   129%    0%    8.9   133%    16%    8.3      133%     20%   8.1    133%   22%    8.0   132%    24%   7.9
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
6% CDR   126%    0%    8.7   130%    16%    8.2      131%     20%   8.0    131%   22%    7.9   130%    24%   7.7
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------
7% CDR   124%    0%    8.6   128%    15%    8.0      129%     20%   7.9    129%   22%    7.8   128%    24%   7.6
------- ------ ------ ----- ------ ------ ------- --------- ------ ----- ------- ------ ----- ------ ------ ------


NOTE: SPEEDS APPLIED AFTER LOCKOUT. LOSSES ASSUME 12 MONTH LAG TO RECOVERY. DEFAULTS APPLIED BEGINNING 36 MONTHS AFTER CLOSING DATE.

For example, if $100 were invested today, and assuming 100% CPR & 7% CDR, the investor would receive $128 over time, of which $24 is from prepayment premiums.

                                 GMAC 98-C2 DEFAULT/LOSS SENSITIVITY ANALYSIS


PRINCIPAL LOSS AT DIFFERENT DEFAULT RATES:
--------------------------------------------------------------------------------------------------------------------
              PRINCIPAL LOSS
   CLASS       TO EACH CLASS         1% CDR           2% CDR          3% CDR           4% CDR           5% CDR
  RATINGS    % OF ORIG. CLASS
--------------------------------------------------------------------------------------------------------------------
               70% RECOVERY
  CLASS D      75% RECOVERY           NONE             NONE            NONE             NONE             NONE
    BBB        80% RECOVERY
--------------------------------------------------------------------------------------------------------------------
               70% RECOVERY
  CLASS E      75% RECOVERY           NONE             NONE            NONE             NONE             NONE
   BBB-        80% RECOVERY
--------------------------------------------------------------------------------------------------------------------
               70% RECOVERY                                                                              34%
  CLASS F      75% RECOVERY           NONE             NONE            NONE             NONE              -
    BB+        80% RECOVERY                                                                               -
--------------------------------------------------------------------------------------------------------------------
               70% RECOVERY                                             11%             92%              100%
  CLASS G      75% RECOVERY           NONE             NONE             --              32%              95%
    BB         80% RECOVERY                                             --               --              22%
--------------------------------------------------------------------------------------------------------------------
              TOTAL DEFAULTS
             AS % OF ORIG DEAL        5.9%            11.4%            16.5%           21.2%            25.6%
--------------------------------------------------------------------------------------------------------------------




RECOVERY RATE NECESSARY FOR PRINCIPAL LOSS FOR EACH CLASS:
-------------------------------------------------------------------------------------------------------------
      CLASS/RATING           1% CDR          2% CDR          3% CDR           4% CDR            5% CDR
-------------------------------------------------------------------------------------------------------------
        CLASS D                N/A            N/A            30.1%            45.8%             55.1%
          BBB
-------------------------------------------------------------------------------------------------------------
        CLASS E                N/A           11.9%           39.4%            52.8%             61.0%
          BBB-
-------------------------------------------------------------------------------------------------------------
        CLASS F                N/A           42.9%           60.6%            69.3%             74.6%
          BB+
-------------------------------------------------------------------------------------------------------------
        CLASS G                19%           58.3%           71.2%            77.6%             81.4%
           BB
-------------------------------------------------------------------------------------------------------------
   TOTAL DEFAULT AS %
  OF ORIGINAL BALANCE         5.9%           11.4%           16.5%            21.2%             25.6%
-------------------------------------------------------------------------------------------------------------

For example: To suffer principal loss on the BBB class under "3% CDR", the recovery rate would have to be equal to or lower than 30.1%, (i.e. loss rate > 69.9%)


--------------------------------------------------------------------------------

Losses assume 0% CPR, 12 month lag to recovery. Defaults applied beginning 36 months after closing date.

PHONE 212-526-0001 FAX 212-528-9309
     gmac-lb 98-c2 preliminary class sizes & avg lives:


           size     rate    agncy     cpn       avglf   windowyr     c/e% talk     bench
     al    475,000  aaa     s/m/f     6.157    5.62     now-9.1      27.5          curv
     a2  1,383,862  aaa     s/m/f     6.420    9.79     9.1-9.9      27.5          10yr
      b    128,198   aa     s/m/f     6.586    9.97     9.9-9.9      22.5          10yr
      c    115,377    a     s/m/f     6.650    9.97     9.9-9.9      18.0          10yr
      d    166,657  bbb     s/m/f     6.650   10.56     9.9-11.8     11.5          curv
      e     38,459  bbb-    s/m/f     6.650   12.44     11.8-13.3    10.0          curv
      f     89,738   bb+    s/f       6.650   14.54     13.3-14.9     6.5          curv
      g     44,870   bb       f       6.150   15.02     14.9-15.7    4.75          curv
      x  2,563,948  aaa     s/m/f              9.84                                10yr


      * 8/27 settle, f & g are 144a, curve uses wi 10yr & wi 30yr
        Enter 4 < GO > to request no further messages from this sender.

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